UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024 (November 18, 2024)

ProShares Trust II

(Exact name of registrant as specified in its charter)

Delaware	001-34200	87-6284802
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Todd B. Johnson
c/o ProShares Trust II
7272 Wisconsin Avenue
21st Floor
Bethesda, Maryland 20814
(240) 497-6400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
ProShares Ultra Silver	AGQ	NYSE Arca, Inc.
ProShares Ultra Bloomberg Natural Gas	BOIL	NYSE Arca, Inc.
ProShares UltraShort Euro	EUO	NYSE Arca, Inc.
ProShares UltraShort Gold	GLL	NYSE Arca, Inc.
ProShares UltraShort Bloomberg Natural Gas	KOLD	NYSE Arca, Inc.
ProShares UltraShort Bloomberg Crude Oil	SCO	NYSE Arca, Inc.
ProShares Short VIX Short-Term Futures ETF	SVXY	Cboe BZX Exchange, Inc.
ProShares Ultra Bloomberg Crude Oil	UCO	NYSE Arca, Inc.
ProShares Ultra Gold	UGL	NYSE Arca, Inc.
ProShares Ultra Euro	ULE	NYSE Arca, Inc.
ProShares Ultra VIX Short-Term Futures ETF	UVXY	Cboe BZX Exchange, Inc.
ProShares VIX Mid-Term Futures ETF	VIXM	Cboe BZX Exchange, Inc.
ProShares VIX Short-Term Futures ETF	VIXY	Cboe BZX Exchange, Inc.
ProShares Ultra Yen	YCL	NYSE Arca, Inc.
ProShares UltraShort Yen	YCS	NYSE Arca, Inc.
ProShares UltraShort Silver	ZSL	NYSE Arca, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the preparation of its Form 10-Q for the quarterly period ended September 30, 2024, management of ProShares Trust II (the “Registrant”) identified errors in the classification of balances relating to futures contracts between ProShares Short VIX Short-Term Futures ETF, ProShares Ultra Bloomberg Natural Gas ETF, ProShares Ultra VIX Short-Term Futures ETF, ProShares UltraShort Bloomberg Natural Gas ETF and ProShares VIX Short-Term Futures ETF (the “Affected Funds”) and a Futures Commission Merchant (“FCM”). Each FCM’s statement reflects daily balances that relate to the segregated cash balance held at the FCM and a receivable/payable on open future contracts. These balances fluctuate daily as the value of the futures contracts change. As the value changes daily, the unrealized appreciation/depreciation balances between the funds and their respective FCMs also changes, impacting the receivable/payable amounts which are settled through cash. The errors resulted from the misinterpretation of one of the FCMs’ statements by the fund administrator. The misclassification of such balances resulted in an understatement of “Segregated cash balances with brokers for futures contracts” and an overstatement or understatement of “Receivable (Payable) on open futures contracts” on the Statements of Financial Condition, as well as incorrect balances within the “Decrease (Increase) in receivable/payable on open futures contracts”, “Net cash provided by (used in) operating activities”, “Cash, beginning of period” and “Cash, end of period” line items on the Statement of Cash Flows (collectively the “affected line items”).

The misclassification of such balances did not have any impact on the Affected Funds’ performance, investment results, net asset values, income and distributions.

On November 18, 2024, the Registrant, after discussions with management, concluded that affected line items were an error in the Registrant’s previously issued audited financial statements for the years ended December 31, 2021, 2022 and 2023, included in the Registrant’s annual report on Form 10-K for the year ended December 31, 2023 (the “Original Form 10-K”), and previously issued unaudited interim financial statements for the fiscal periods ended September 30, 2023, March 31, 2023 and 2024, and June 30, 2023 and 2024, respectively, included in the Registrant’s quarterly reports on Form 10-Q for the periods ended September 30, 2023, March 31, 2024 and June 30, 2024, respectively (the “Original Forms 10-Q”) (and the periods presented in the Original Form 10-K and Original Forms 10-Q, collectively, the “Affected Periods”). Accordingly, the previously issued audited financial statements for the years ended December 31, 2021, 2022 and 2023 and unaudited interim financial statements for the periods ended March 31, 2023 and 2024, and June 30, 2023 and, 2024, should no longer be relied upon. The Registrant’s management has further concluded that a material weakness with respect to controls related to the classification of the FCM accounts indicated above existed as of December 31, 2023, March 31, 2024, and June 30, 2024 which continued to exist at September 30, 2024. The Registrant’s remediation plan with respect to the material weakness will be discussed in the amendments to each of the Original Form 10-K and Original Forms 10-Q for the Affected Periods.

Additionally, management of the Registrant concluded that management’s report on internal control over financial reporting for the year ended December 31, 2023, the opinion of PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, on the consolidated financial statements for years ended December 31, 2021, 2022 and 2023, as well as PwC’s opinion on the effectiveness of the Registrant’s internal control over financial reporting as of December 31 2023, should also no longer be relied upon. Additionally, the Registrant’s management has concluded that in light of the findings described above the Registrant’s internal control over financial reporting with respect to controls related to the classification of the FCM accounts indicated above was not effective as of December 31, 2023, and the Registrant’s disclosure controls and procedures were not effective as of December 31, 2023, March 31, 2024 and June 30, 2024.

The Registrant intends to file amendments to each of the Original Forms 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024 and the Original Form 10-K for the Affected Periods to correct the affected line items as soon as practicable. The Registrant will correct the affected line items for the three- and nine-month periods ended September 30, 2023 in its Form 10-Q for the quarterly period ended September 30, 2024, to be filed with the Securities and Exchange Commission.

Management of the Registrant has discussed the matters disclosed herein with the Registrant’s independent registered public accounting firm, PwC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2024

ProShares Trust II

By:	/s/ Todd B. Johnson
Todd B. Johnson
Principal Executive Officer